ENGINE NO. 1 ETF TRUST

ENGINE NO. 1 TRANSFORM 500 ETF

ENGINE NO. 1 TRANSFORM CLIMATE ETF

ENGINE NO. 1 TRANSFORM SUPPLY CHAIN ETF

ENGINE NO. 1 TRANSFORM SCARCITY ETF

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated July 26, 2023 to the

Prospectus and Statement of Additional Information (“SAI”) of each Fund1

This supplement provides new and additional information beyond that contained in each Fund’s Prospectus and SAI and should be read in conjunction with the Fund’s Prospectus and SAI.

On July 21, 2023, Fund Management at Engine No. 1 LLC (“Fund Management”), the investment adviser to each Fund, and Engine No. 1 LLC, the parent company of Fund Management, entered into an agreement with The TCW Group, Inc. and TCW Investment Management Company LLC (“TCW”) pursuant to which, among other things, TCW will acquire Fund Management’s business of operating, sponsoring and advising the Funds (the “ETF Business”), including through the acquisition of the assets that are primarily used or held by Fund Management in the conduct of the ETF Business and through the assumption of certain liabilities related to, arising from or in respect of the ETF Business (the “Transaction”). The closing of the Transaction may be deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended, of the current investment advisory agreement between the Trust, on behalf of the Funds, and Fund Management (the “Existing Advisory Agreement”), which would result in the automatic termination of the Existing Advisory Agreement.

In connection with the Transaction, it is intended that TCW will become the investment adviser to the Funds. The Board of Trustees of the Trust (the “Board”) will be asked to approve a new investment advisory agreement for the Funds with TCW (the “New Advisory Agreement”) and to elect a new member to the Board (the “Trustee Nominee”). If approved by the Board, shareholders of Transform 500 ETF, Transform Climate ETF, and Transform Supply Chain ETF will be asked at a special meeting of shareholders to approve the New Advisory Agreement and to elect the Trustee Nominee (the “Proposals”). Transform Scarcity ETF has not yet offered its shares to the public. Therefore, it is anticipated that the New Advisory Agreement will be approved by Transform Scarcity ETF’s sole initial shareholder prior to the public offering of its shares.

1 The Prospectus and SAI of each of Engine No. 1 Transform 500 ETF (“Transform 500 ETF”) and Engine No. 1 Transform Climate ETF (“Transform Climate ETF”) is dated March 1, 2023, as revised on April 14, 2023. The Prospectus of Engine No. 1 Transform Supply Chain ETF (“Transform Supply Chain ETF”) is dated December 23, 2022, as revised on February 28, 2023 and April 14, 2023. The SAI of Transform Supply Chain ETF is dated March 1, 2023, as revised on April 14, 2023. The Prospectus of Engine No. 1 Transform Scarcity ETF (“Transform Scarcity ETF”) is dated March 22, 2023, as revised on April 14, 2023. The SAI of Transform Scarcity ETF is dated March 1, 2023, as revised on March 22, 2023 and April 14, 2023.

The closing of the Transaction is subject to customary closing conditions, including Board and shareholder approval of the New Advisory Agreement. It is not anticipated that there will be any changes to the investment objectives, principal investment strategies or management fees of any of the Funds as a result of the Transaction.

The foregoing is not a solicitation of any proxy. When it is available, please read the proxy statement for the special shareholder meeting carefully because it will contain important information regarding the Proposals. The proxy statement will be available for free on the SEC’s website (www.sec.gov).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE